Exhibit 99.1

EVERCORE PARTNERS REPORTS THIRD QUARTER 2009 NET INCOME OF $11.0 MILLION OR $0.29 PER SHARE; DECLARES QUARTERLY DIVIDEND OF $0.15 PER SHARE

Highlights

•	Third Quarter Financial Summary:

•	Net Revenues of $83 million, up 49% (46% for U.S. GAAP) versus the same period in 2008 and 17% versus the second quarter of 2009

•	Adjusted Pro Forma Net Income of $11.0 million, or $0.29 per share, is nearly four times the Adjusted Pro Forma Net Income in the third quarter 2008 and more than double the second quarter of 2009

•	U.S. GAAP Net Income of $2.6 million or $0.14 per share, in contrast to a Net Loss of $0.04 per share in the same period last year and a Net Loss of $0.43 per share in the second quarter of 2009

•	Strong revenues and earnings in the Advisory business, including restructuring; maintained #1 M&A Advisory boutique ranking and #5 rank overall in the U.S.

•	Advised ACS on its announced sale to Xerox and sanofi-aventis on its acquisition of the 50% interest in Merial that it did not own

•	Advised General Motors, which emerged from Chapter 11 bankruptcy; continue to advise CIT, LyondellBasell and others

•	Progress in Investment Management driven by growth in Assets Under Management (AUM): $3.6 billion of AUM at the quarter end, up 25% versus the second quarter of 2009

•	Declares quarterly dividend of $0.15 per share

NEW YORK, October 28, 2009 – Evercore Partners Inc. (NYSE: EVR) today announced that its Adjusted Pro Forma Net Revenues were $83.4 million and $205.3 million for the three and nine months ended September 30, 2009, respectively, compared to Adjusted Pro Forma Net Revenues of $56.0 million and $158.9 million for the three and nine months ended September 30, 2008, respectively. Adjusted Pro Forma Net Income Attributable to Evercore Partners Inc. was $11.0 million and $16.3 million, or $0.29 and $0.45 per share, for the three and nine months ended September 30, 2009, respectively, compared to Adjusted Pro Forma Net Income Attributable to Evercore Partners Inc. of $2.3 million and $12.5 million, or $0.07 and $0.37 per share, for the three and nine months ended September 30, 2008, respectively.

The quarter was driven by strong results in the Advisory business, with revenue contributions from both M&A advisory and restructuring assignments. The Investment Management business reported substantially improved revenues as assets under management grew, driving an increase in fee-based revenues. Operating margins improved as revenue growth exceeded growth in operating expenses.

U.S. GAAP Net Revenues were $83.2 million and $204.0 million for the three and nine months ended September 30, 2009, respectively, compared to U.S. GAAP Net Revenues of $56.8 million and $161.4 million for the three and nine months ended September 30, 2008, respectively. U.S. GAAP Net Income (Loss) Attributable to Evercore Partners Inc. was $2.6

million and ($3.2) million, or $0.14 and ($0.22) per share, for the three and nine months ended September 30, 2009, respectively, compared to a U.S. GAAP Net Income (Loss) Attributable to Evercore Partners Inc. of ($0.5) million and $0.6 million, or ($0.04) and $0.05 per share, for the three and nine months ended September 30, 2008, respectively.

Evercore’s quarterly results may fluctuate significantly due to the timing and amount of Advisory fees earned, as well as gains or losses relating to the Firm’s Investment Management business and other factors. Accordingly, financial results in any particular quarter may not be representative of future results over a longer period of time.

“Financial performance in the quarter reflected continued improvements in the financial markets and the return on our investments in top talent. Revenues grew for the fourth straight quarter with all businesses contributing. Our Advisory results were balanced between M&A and restructuring assignments, reflecting the early stages of the recovery of the M&A markets. Our Investment Management business reported its best revenue quarter since our IPO, reporting $10 million of fee-based revenues,” said Ralph Schlosstein, President and Chief Executive Officer. “Importantly, we made some progress toward our goal of delivering more of our revenue growth to the bottom line, reducing our compensation ratio to 61% and holding non-compensation costs flat to last quarter, resulting in an increase in operating margin to 23%. We definitely have more work to do here, but we are pleased with the progress that we are making.”

“Evercore’s Advisory franchise continues to strengthen. Our cadre of advisory partners has never been stronger. Our restructuring advisory performance has been stellar. And, overall M&A activity seems to be picking up, albeit gradually. Major client assignments during the quarter included our continued work for General Motors, LyondellBasell and CIT, transactions for ACS, sanofi-aventis and Iridium and strategic financial advice for the Mexico Secretaría de Hacienda y Crédito Público,” said Roger Altman, Chairman. “While results always will vary quarter to quarter, Evercore is quite well positioned going forward.”

Mr. Schlosstein continued, “Our Investment Management business is making steady progress toward its goal of achieving a break-even run rate by the end of 2010; growing both assets under management and fee based revenues during the third quarter, while carefully managing costs. This growth reflects both the continued inflow of client assets as well as the improvement in the equity markets.”

In the discussion below of Evercore and the business segments, information is presented on an adjusted pro forma basis, which is a non-generally accepted accounting principles (“non-GAAP”) measure and is unaudited. Adjusted pro forma results begin with information prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) adjusted to exclude certain items. Evercore believes that the disclosed adjusted pro forma measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors to compare Evercore’s results across several periods and better reflect what management views as ongoing operations. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. For more information about the adjusted pro forma basis of reporting used by management to evaluate the performance of Evercore and each line of business, including reconciliations of U.S. GAAP results to an adjusted pro forma basis, see pages A-1 through A-11 included in Annex I. These adjusted pro forma amounts are allocated to the Company’s two business segments: Advisory and Investment Management.

Consolidated Adjusted Pro Forma and U.S. GAAP Results

	Adjusted Pro Forma
	Three Months Ended			% Change vs.		Nine Months Ended
	September 30, 2009	June 30, 2009(1)	September 30, 2008	June 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008	% Change
	(dollars in thousands)
Net Revenues (2)	$83,382	$71,312	$56,028	17%	49%	$205,300	$158,928	29%

Expenses:
Employee Compensation and Benefits	50,693	51,859	40,311	(2%)	26%	138,406	104,626	32%
Non-compensation Costs (2)	13,513	13,376	11,018	1%	23%	37,536	33,496	12%

Total Expenses	64,206	65,235	51,329	(2%)	25%	175,942	138,122	27%

Operating Income	19,176	6,077	4,699	216%	308%	29,358	20,806	41%
Interest Expense on Long-term Debt (3)	1,896	1,897	670	(0%)	183%	5,685	670	749%

Pre-Tax Income	17,280	4,180	4,029	313%	329%	23,673	20,136	18%
Provision for Income Taxes	7,264	1,757	1,759	313%	313%	9,957	7,594	31%

Net Income	10,016	2,423	2,270	313%	341%	13,716	12,542	9%
Noncontrolling Interest	(976)	(1,127)	—	13%	NM	(2,631)	—	NM

Net Income Attributable to Evercore Partners Inc.	$10,992	$3,550	$2,270	210%	384%	$16,347	$12,542	30%

Earnings Per Share	$0.29	$0.10	$0.07	190%	314%	$0.45	$0.37	22%

	U.S. GAAP
	Three Months Ended			% Change vs.		Nine Months Ended
	September 30, 2009	June 30, 2009(1)	September 30, 2008	June 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008	% Change
	(dollars in thousands)
Net Revenues (2)	$83,196	$71,043	$56,813	17%	46%	$203,965	$161,419	26%

Expenses:
Employee Compensation and Benefits	55,104	51,859	40,311	6%	37%	142,817	112,078	27%
Non-compensation Costs (2)	15,806	15,983	12,937	(1%)	22%	44,206	38,072	16%
Special Charges	—	16,138	1,695	NM	NM	16,138	4,132	291%

Total Expenses	70,910	83,980	54,943	(16%)	29%	203,161	154,282	32%

Operating Income (Loss)	12,286	(12,937)	1,870	NM	557%	804	7,137	(89%)
Interest Expense on Long-term Debt (3)	—	—	—	NM	NM	—	—	NM

Pre-Tax Income (Loss)	12,286	(12,937)	1,870	NM	557%	804	7,137	(89%)
Provision for Income Taxes	4,602	1,373	1,475	235%	212%	7,033	3,642	93%

Net Income (Loss)	7,684	(14,310)	395	NM	NM	(6,229)	3,495	NM
Noncontrolling Interest	5,051	(8,267)	863	NM	485%	(3,010)	2,872	NM

Net Income (Loss) Attributable to Evercore Partners Inc.	$2,633	$(6,043)	$(468)	NM	NM	$(3,219)	$623	NM

Earnings (Loss) Per Share	$0.14	$(0.43)	$(0.04)	NM	NM	$(0.22)	$0.05	NM

(1)	The June 30, 2009 Adjusted Pro Forma and U.S. GAAP results and reconciliation were previously disclosed in the earnings release furnished to the SEC on July 29, 2009. We have included the historical Adjusted Pro Forma and U.S. GAAP results in this press release merely as additional information. A copy of the related reconciliation from the prior press release is available on our website.
(2)	For Adjusted Pro Forma purposes, reimbursable client related expenses and expenses associated with revenue sharing arrangements with third parties have been presented as a reduction from the associated Non-compensation Costs for all periods. In prior years, such amounts were included in Net Revenues.
(3)	Interest Expense on Long-term Debt represents interest expense on the Senior Notes and is presented below Operating Income (Loss) on an Adjusted Pro Forma basis.

Business Line Reporting

A discussion of Adjusted Pro Forma revenues and expenses is presented below for the Advisory and Investment Management segments. Unless otherwise stated, all of the financial measures presented in this discussion are Adjusted Pro Forma measures.

Advisory

Evercore’s Advisory business produced solid results that were balanced between M&A advisory and restructuring assignments, with increased revenues from clients headquartered outside the U.S. In addition to revenue growth, our continued focus on expense management resulted in improved operating leverage this quarter with pre-tax margins increasing to 31.4% from 29.6% last quarter and 13.3% in the same period last year.

	Three Months Ended			% Change vs.		Nine Months Ended
	September 30, 2009	June 30, 2009	September 30, 2008	June 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008	% Change
	(dollars in thousands)
Net Revenues:
Advisory (1)	$71,596	$68,439	$50,372	5%	42%	$188,084	$147,336	28%
Other Revenue, net	1,208	(71)	1,071	NM	13%	1,739	2,580	(33%)

Net Revenues	72,804	68,368	51,443	6%	42%	189,823	149,916	27%

Expenses:
Employee Compensation and Benefits	41,119	39,682	35,172	4%	17%	110,013	90,403	22%
Non-compensation Costs (1)	8,812	8,468	9,454	4%	(7%)	24,571	27,432	(10%)

Total Expenses	49,931	48,150	44,626	4%	12%	134,584	117,835	14%

Adjusted Pro Forma Operating Income	22,873	20,218	6,817	13%	236%	55,239	32,081	72%
Interest Expense on Long-term Debt (2)	1,024	683	—	50%	NM	1,707	—	NM

Adjusted Pro Forma Pre-Tax Income	$21,849	$19,535	$6,817	12%	221%	$53,532	$32,081	67%

(1)	Reimbursable client related expenses and expenses associated with revenue sharing arrangements with third parties have been presented as a reduction from the associated Non-compensation Costs for all periods. In prior years, such amounts were included in Net Revenues.
(2)	Interest expense related to the Senior Notes is presented in Interest Expense on Long-term Debt in order to clearly reflect the operating results of the business.

Revenues

Advisory revenue was $71.6 million and $188.1 million for the three and nine months ended September 30, 2009, respectively, compared to $50.4 million and $147.3 million for the three and nine months ended September 30, 2008, respectively. The increase in revenues reflects continued contribution from prominent restructuring assignments including General Motors and CIT, prominent M&A advisory assignments with sanofi-aventis, Iridium and ACS and a financial advisory assignment for the Mexico Secretaría de Hacienda y Crédito Público.

According to Thomson Reuters, industry-wide M&A volumes are down from 2008 levels, with the dollar value of global completed M&A transactions down 47% year-to-date and U.S. completed M&A transactions down 30% year-to-date. Restructuring activity, however, continues to remain high.

According to Thomson Reuters, among boutiques, Evercore was ranked number one in the U.S. as measured by the value of announced transactions during the first nine months of 2009 and #5 in the U.S. among all advisors. The Company earned Advisory revenues in excess of $1 million from 11 clients during the third quarter of 2009, down from the number of clients in the third quarter of 2008 but up from 10 clients in the second quarter of 2009. The number of fee paying clients for the first nine months of 2009 grew to 126 compared to 122 in the first nine months of 2008.

Expenses

Compensation costs for the Advisory segment for the three and nine months ended September 30, 2009, were $41.1 million and $110.0 million, respectively, up from $35.2 million and $90.4 million for the three and nine months ended September 30, 2008, respectively. The year-on-year increase in compensation is due to higher compensation accrued associated with revenues earned and the impact of new hires. For the three and nine months ended September 30, 2009, Evercore’s Advisory compensation ratio was 56.5% and 58.0%, respectively, versus the compensation ratio reported for the three and nine months ended September 30, 2008 of 68.4% and 60.3%, respectively. Excluding stock compensation costs of $4.5 million and $12.0 million for the three and nine months ended September 30, 2009, respectively, related to new Advisory Senior Managing Directors1, the ratio would have been 50.3% and 51.6%, respectively.

Non-compensation costs for the three months ended September 30, 2009 of $8.8 million decreased 7% from the same period last year. Through the first nine months of the year, non-compensation expenses declined 10% from the same period last year, reflecting our ongoing focus on cost control.

Investment Management

The revenues for the Investment Management business improved from last quarter and the prior year as our existing and new businesses generated higher levels of assets under management (AUM) and fee-based revenues. AUM grew 25% to approximately $3.6 billion from $2.9 billion at June 30, 2009, reflecting growth in both net flows and market appreciation. New businesses drove the growth in revenues and expenses for both the three and nine month periods.

	Three Months Ended			% Change vs.		Nine Months Ended
	September 30, 2009	June 30, 2009	September 30, 2008	June 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008	% Change
	(dollars in thousands)
Net Revenues:
Private Equity (2)	$2,354	$(1,812)	$3,184	NM	(26%)	$2,012	$8,615	(77%)
Institutional Asset Management	6,476	3,450	900	88%	620%	8,856	(414)	NM
Wealth Management	955	522	(163)	83%	NM	1,643	(163)	NM

Investment Management Revenues	9,785	2,160	3,921	353%	150%	12,511	8,038	56%
Other Revenue, net (3)	793	784	664	1%	19%	2,966	974	205%

Net Revenues	10,578	2,944	4,585	259%	131%	15,477	9,012	72%

Expenses:
Employee Compensation and Benefits	9,574	12,177	5,139	(21%)	86%	28,393	14,223	100%
Non-compensation Costs (2)	4,701	4,908	1,564	(4%)	201%	12,965	6,064	114%

Total Expenses	14,275	17,085	6,703	(16%)	113%	41,358	20,287	104%

Adjusted Pro Forma Operating Income (Loss)	(3,697)	(14,141)	(2,118)	74%	(75%)	(25,881)	(11,275)	(130%)
Interest Expense on Long-term Debt (3)	872	1,214	670	(28%)	30%	3,978	670	494%

Adjusted Pro Forma Pre-Tax Income (Loss)	$(4,569)	$(15,355)	$(2,788)	70%	(64%)	$(29,859)	$(11,945)	(150%)

(2)	Reimbursable client related expenses have been presented as a reduction from the associated Non-compensation Costs for all periods. In prior years, such amounts were included in Net Revenues.
(3)	Other Revenue, net includes interest income and expense on short-term reverse repurchase and repurchase agreements. Interest expense related to the Senior Notes is presented in Interest Expense on Long-term Debt in order to clearly reflect the operating results of the business.

[1]	Stock compensation costs for Senior Managing Directors hired in the past twenty-four months

Revenues

Investment Management Revenue Components

	Three Months Ended			% Change vs.		Nine Months Ended
	September 30, 2009	June 30, 2009	September 30, 2008	June 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008	% Change
	(dollars in thousands)
Management Fees
Wealth Management	$1,144	$707	$—	62%	NM	$2,221	$—	NM
Institutional Asset Management	5,851	3,311	375	77%	NM	10,167	2,393	325%
Private Equity	2,970	2,002	2,405	48%	23%	7,119	6,158	16%

Total Management Fees	9,965	6,020	2,780	66%	258%	19,507	8,551	128%

Realized and Unrealized Gains (Losses)
Institutional Asset Management	625	139	565	350%	11%	(57)	(2,492)	98%
Private Equity	(616)	(3,814)	779	84%	NM	(5,107)	2,457	NM

Total Realized and Unrealized Gains (Losses)	9	(3,675)	1,344	NM	(99%)	(5,164)	(35)	NM

HighView	—	—	—	NM	NM	(920)	—	NM
Equity in EAM Losses	—	—	(40)	NM	NM	(334)	(315)	(6%)
Equity in Pan Losses	(189)	(185)	(163)	(2%)	(16%)	(578)	(163)	(255%)

Investment Management Revenues	$9,785	$2,160	$3,921	353%	150%	$12,511	$8,038	56%

Fees earned from the management of client portfolios and other investment advisory services of $10.0 million and $19.5 million increased significantly for the three and nine months ended September 30, 2009 compared to the prior periods, reflecting the addition of new businesses.

Expenses

The growth in expenses this quarter reflects the addition of new businesses, including a full quarter of expenses related to Evercore Trust Company.

Noncontrolling Interest

Most of our Investment Management businesses have a significant direct employee ownership, which is accounted for as a Noncontrolling Interest. Evercore’s Adjusted Pro Forma Pre-Tax Income (Loss), net of Noncontrolling Interest, is as follows:

	Three Months Ended			% Change vs.		Nine Months Ended
	September 30, 2009	June 30, 2009	September 30, 2008	June 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008	% Change
	(dollars in thousands)
Adjusted Pro Forma Pre-Tax Income (Loss)	$(4,569)	$(15,355)	$(2,788)	70%	(64%)	$(29,859)	$(11,945)	(150%)
Net Income (Loss) Attributable to Noncontrolling Interest	(976)	(1,127)	—	13%	NM	(2,631)	—	NM

Adjusted Pro Forma Pre-Tax Income (Loss) Net of Noncontrolling Interest	$(3,593)	$(14,228)	$(2,788)	75%	(29%)	$(27,228)	$(11,945)	(128%)

Other U.S. GAAP Expenses

Our Adjusted Pro Forma Net Income Attributable to Evercore Partners Inc. for the three months ended September 30, 2009 is higher than for U.S. GAAP as a result of the inclusion of expenses associated with IPO equity awards and the amortization of intangibles (which principally relate to Braveheart and Protego). In addition, our Adjusted Pro Forma results reflect the inclusion of income associated with Noncontrolling Interest. Our Adjusted Pro Forma results for the nine months ended September 30, 2009 are driven by similar factors as the three months ended September 30, 2009, and in addition include the restructuring charge incurred in the second quarter of 2009.

In addition, for Adjusted Pro Forma purposes, reimbursable client related expenses and expenses associated with revenue sharing engagements with third parties have been presented as a reduction from Revenues and the associated Non-compensation costs.

Further details of these expenses, as well as an explanation of similar expenses for the three and nine months ended September 30, 2008, are included in Annex I, pages A-2 to A-10.

Income Taxes

For the three and nine months ended September 30, 2009, Evercore’s adjusted pro forma effective tax rate was approximately 42% compared to an effective tax rate of approximately 44% and 38% for the three and nine months ended September 30, 2008, respectively. The adjusted pro forma effective tax rate assumes that the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at the prevailing corporate rate, that all deferred tax assets relating to foreign operations are fully realizable within that structure on a consolidated basis and that adjustments for deferred tax assets related to tax deductions for equity-based compensation awards are made directly to stockholders’ equity.

Balance Sheet

The Company continues to maintain a strong balance sheet, holding liquid assets available for operations and investments of $288.0 million at September 30, 2009. Amounts due related to the Long-Term Notes Payable were $96.3 million at September 30, 2009.

During the quarter the Company repurchased approximately 66,715 shares of Class A common stock pursuant to the net settlement of stock-based compensation awards.

Dividend

On October 26, 2009 the Board of Directors of Evercore declared a quarterly dividend of $0.15 per share to be paid on December 11, 2009 to common stockholders of record on November 27, 2009.

Conference Call

Evercore will host a conference call to discuss its results for the third quarter on Wednesday, October 28, 2009, at 8:00 a.m. Eastern Time with access available via the Internet and telephone. Investors and analysts may participate in the live conference call by dialing (877) 941-6011 (toll-free domestic) or (480) 248-5085 (international); passcode: 4170649. Please register at least 10 minutes before the conference call begins. A replay of the call will be available for one week via telephone starting approximately one hour after the call ends. The replay can be accessed at (800) 406-7325 (toll-free domestic) or (303) 590-3030 (international); passcode: 4170649. A live webcast of the conference call will be available on the Investor Relations section of Evercore’s Web site at www.evercore.com. The webcast will be archived on Evercore’s Web site for 30 days after the call.

About Evercore Partners

Evercore Partners is a leading investment banking boutique and investment management firm. Evercore’s Advisory business counsels its clients on mergers, acquisitions, divestitures, restructurings and other strategic transactions. Evercore's Investment Management business comprises wealth management, institutional asset management and private equity investing. Evercore serves a diverse set of clients around the world from its offices in New York, San Francisco, Boston, Washington D.C., Los Angeles, Houston, London, Mexico City and Monterrey, Mexico. More information about Evercore can be found on the Company’s Web site at www.evercore.com.

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Investor Contact:	Robert B. Walsh
Chief Financial Officer, Evercore Partners
212-857-3100

Media Contact:	Kenny Juarez
The Abernathy MacGregor Group, for Evercore Partners
212-371-5999

Basis of Alternative Financial Statement Presentation

Adjusted pro forma results are a non-GAAP measure. Evercore believes that the disclosed adjusted pro forma measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors to compare Evercore’s results across several periods and better reflect what management views as ongoing operations. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of U.S. GAAP results to adjusted pro forma results is presented in the tables included in Annex I.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect our current views with respect to, among other things, Evercore’s operations and financial performance. In some cases, you can identify these forward-looking statements by the use of words such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in Evercore’s business. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Evercore believes these factors include, but are not limited to, those described under “Risk Factors” discussed in Evercore’s Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent quarterly reports on Form 10-Q. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. In addition, new risks and uncertainties emerge from time to time, and it is not possible for Evercore to predict all risks and uncertainties, nor can Evercore assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and Evercore does not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. Evercore undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

With respect to any securities offered by any private equity fund referenced herein, such securities have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ANNEX I

EVERCORE PARTNERS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

(dollars in thousands, except per share data)

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
REVENUES
Advisory Revenue	$73,306	$51,447	$192,431	$149,870
Investment Management Revenue	9,785	4,301	12,514	8,665
Other Revenue	4,603	9,970	18,218	24,893

TOTAL REVENUES	87,694	65,718	223,163	183,428
Interest Expense (1)	4,498	8,905	19,198	22,009

NET REVENUES	83,196	56,813	203,965	161,419

EXPENSES
Employee Compensation and Benefits	55,104	40,311	142,817	112,078
Occupancy and Equipment Rental	3,434	3,167	10,072	9,539
Professional Fees	5,673	4,474	14,611	11,746
Travel and Related Expenses	2,445	2,177	6,500	7,299
Communications and Information Services	1,026	936	2,715	2,309
Depreciation and Amortization	1,155	1,028	3,353	3,164
Special Charges	—	1,695	16,138	4,132
Acquisition and Transition Costs	—	—	712	—
Other Operating Expenses	2,073	1,155	6,243	4,015

TOTAL EXPENSES	70,910	54,943	203,161	154,282

INCOME BEFORE INCOME TAXES	12,286	1,870	804	7,137
Provision for Income Taxes	4,602	1,475	7,033	3,642

NET INCOME (LOSS)	7,684	395	(6,229)	3,495
Net Income (Loss) Attributable to Noncontrolling Interest	5,051	863	(3,010)	2,872

NET INCOME (LOSS) ATTRIBUTABLE TO EVERCORE PARTNERS INC.	$2,633	$(468)	$(3,219)	$623

Net Income (Loss) Attributable to Evercore Partners Inc. Common Shareholders	$2,633	$(468)	$(3,219)	$623

Weighted Average Shares of Class A Common Stock Outstanding:
Basic	16,340	13,085	14,665	12,914
Diluted	18,353	13,085	14,665	13,163
Net Income (Loss) Per Share Attributable to Evercore Partners Inc. Common Shareholders:

Basic	$0.16	$(0.04)	$(0.22)	$0.05
Diluted	$0.14	$(0.04)	$(0.22)	$0.05

[1]	Includes interest expense on long-term debt and interest expense on short-term repurchase agreements.

Adjusted Pro Forma Results

Evercore prepares its Condensed Consolidated Financial Statements using U.S. GAAP. In addition to analyzing the Company’s results on a U.S. GAAP basis, management reviews the Company’s and business segments’ results on an adjusted pro forma basis, which is a non-GAAP financial measure. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The adjusted pro forma results reflect the following adjustments, which management believes are not reflective of ongoing operations, and therefore exclusion of these charges enhances understanding of the Company’s operating performance.

Vesting of share-based awards in conjunction with equity offering. The Company incurred $4.4 million in expense in Employee Compensation and Benefits for the three and nine months ended September 30, 2009, resulting from the modification of Evercore LP Units, which will vest over a five year period, and the vesting of modified equity awards in conjunction with an offering during the third quarter of 2009.

Exclusion of deferred consideration related to Braveheart acquisition. The former shareholders of Braveheart were issued $7.5 million of restricted stock in the first quarter of 2008 as additional deferred consideration pursuant to the Sale and Purchase Agreement associated with the Braveheart acquisition.

Special Charges. The Company has reflected charges in conjunction with the Company’s decision to suspend capital raising for ECP and other ongoing strategic cost management initiatives. The charge relates to the expense required to be recorded under U.S. GAAP for stock-based compensation awards that are voluntarily forfeited by employees who remain with the Company. During the second quarter of 2009 employees voluntarily forfeited 416,878 unvested restricted stock units and 250,230 partnership units. The Company has also reflected charges for the three and nine months ended September 30, 2008 as Special Charges in connection with employee severance, accelerated share-based vesting, facilities costs associated with the closing of the Los Angeles office and the write-off of certain capitalized costs associated with fundraising initiatives for ECP. Evercore expects to realize cost savings in the future due to these changes.

Acquisition and Transition Costs. The Company has reflected Acquisition and Transition Costs for costs incurred in connection with the acquisition of SFS and the formation of ETC. This charge reflects the change in accounting for deal-related costs required by SFAS No. 141(R), Business Combinations, codified under ASC 805, which was effective January 1, 2009.

Exclusion of amortization of intangible assets acquired with Protego, Braveheart, SFS and EAM. The Protego acquisition was undertaken in contemplation of the IPO. The Braveheart acquisition occurred on December 19, 2006. Also excluded is amortization of intangible assets associated with the recent acquisitions of SFS and EAM.

Client Expenses. The Company has reflected the reclassification of reimbursable expenses and expenses associated with revenue sharing engagements with third parties from revenue.

Vesting of unvested equity. Management believes that it is useful to provide the per-share effect associated with the vesting of previously granted but unvested equity, and thus the adjusted pro forma results reflect the vesting of all unvested Evercore LP partnership units and event-based stock-based awards. However, management has concluded that at the current time it is not probable that the conditions relating to the vesting of the remaining unvested event-based stock-based awards will be achieved or satisfied.

The unaudited condensed consolidated adjusted pro forma financial information is included for informational purposes only and should not be relied upon as being indicative of the Company’s results of operations or financial condition had the transactions contemplated in connection with the internal reorganization been completed on the dates assumed. The unaudited condensed consolidated adjusted pro forma financial information also does not project the results of operations or financial position for any future period or date.

EVERCORE PARTNERS INC.

CONDENSED CONSOLIDATED ADJUSTED PRO FORMA STATEMENT OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 2009

(dollars in thousands, except per share data)

(UNAUDITED)

	Evercore Partners Inc. U.S. GAAP	Pro Forma Adjustments		Evercore Partners Inc. Adjusted Pro Forma
REVENUES
Advisory Revenue	$73,306	$(1,710	)(a)	$71,596
Investment Management Revenue	9,785	—		9,785
Other Revenue	4,603	(2,602	)(b)	2,001

TOTAL REVENUES	87,694	(4,312)		83,382
Interest Expense	4,498	(4,498	)(b)	—

NET REVENUES	83,196	186		83,382

EXPENSES
Employee Compensation and Benefits	55,104	(4,411	)(c)	50,693
Occupancy and Equipment Rental	3,434	—		3,434
Professional Fees	5,673	(745	)(a)	4,928
Travel and Related Expenses	2,445	(856	)(a)	1,589
Communications and Information Services	1,026	(22	)(a)	1,004
Depreciation and Amortization	1,155	(583	)(d)	572
Special Charges	—	—		—
Acquisition and Transition Costs	—	—		—
Other Operating Expenses	2,073	(87	)(a)	1,986

TOTAL EXPENSES	70,910	(6,704)		64,206

INCOME BEFORE INTEREST EXPENSE ON LONG-TERM DEBT AND INCOME TAXES	12,286	6,890		19,176
Interest Expense on Long-term Debt	—	1,896	(b)	1,896

INCOME BEFORE INCOME TAXES	12,286	4,994		17,280
Provision for Income Taxes	4,602	2,662	(g)	7,264

NET INCOME	7,684	2,332		10,016
Net Income (Loss) Attributable to Noncontrolling Interest	5,051	(6,027	)(h)	(976)

NET INCOME ATTRIBUTABLE TO EVERCORE PARTNERS INC.	$2,633	$8,359		$10,992

Adjusted Class A Common Stock Outstanding
Basic and Diluted Weighted Average Shares of Class A Common Stock Outstanding	14,583	—		14,583
Warrants	242	—		242
Vested Partnership Units	—	14,061	(i)	14,061
Unvested Partnership Units	—	4,603	(i)	4,603
Vested Restricted Stock Units - Event Based	1,197	(10	)(i)	1,187
Unvested Restricted Stock Units - Event Based	—	743	(i)	743
Vested Restricted Stock Units - Service Based	560	—		560
Unvested Restricted Stock Units - Service Based	1,660	—		1,660
Unvested Restricted Stock - Service Based	111	—		111

Total Shares	18,353	19,397		37,750

Net Income Per Share Attributable to Evercore Partners Inc. Common Shareholders:
Basic	$0.16			$0.29
Diluted	$0.14			$0.29

EVERCORE PARTNERS INC.

CONDENSED CONSOLIDATED ADJUSTED PRO FORMA STATEMENT OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 2008

(dollars in thousands, except per share data)

(UNAUDITED)

	Evercore Partners Inc. U.S. GAAP	Pro Forma Adjustments		Evercore Partners Inc. Adjusted Pro Forma
REVENUES
Advisory Revenue	$51,447	$(1,075	)(a)	$50,372
Investment Management Revenue	4,301	(380	)(a)	3,921
Other Revenue	9,970	(8,235	)(b)	1,735

TOTAL REVENUES	65,718	(9,690)		56,028
Interest Expense	8,905	(8,905	)(b)	—

NET REVENUES	56,813	(785)		56,028

EXPENSES
Employee Compensation and Benefits	40,311	—		40,311
Occupancy and Equipment Rental	3,167	—		3,167
Professional Fees	4,474	(974	)(a)	3,500
Travel and Related Expenses	2,177	(380	)(a)	1,797
Communications and Information Services	936	(16	)(a)	920
Depreciation and Amortization	1,028	(464	)(d)	564
Special Charges	1,695	(1,695	)(e)	—
Acquisition and Transition Costs	—	—		—
Other Operating Expenses	1,155	(85	)(a)	1,070

TOTAL EXPENSES	54,943	(3,614)		51,329

INCOME BEFORE INTEREST EXPENSE ON LONG-TERM DEBT AND INCOME TAXES	1,870	2,829		4,699
Interest Expense on Long-term Debt	—	670	(b)	670

INCOME BEFORE INCOME TAXES	1,870	2,159		4,029
Provision for Income Taxes	1,475	284	(g)	1,759

NET INCOME	395	1,875		2,270
Net Income Attributable to Noncontrolling Interest	863	(863	)(h)	—

NET INCOME (LOSS) ATTRIBUTABLE TO EVERCORE PARTNERS INC.	$(468)	$2,738		$2,270

Adjusted Class A Common Stock Outstanding
Basic and Diluted Weighted Average Shares of Class A Common Stock Outstanding	11,627	—		11,627
Vested Partnership Units	—	15,146	(i)	15,146
Unvested Partnership Units	—	4,853	(i)	4,853
Vested Restricted Stock Units - Event Based	1,209	—		1,209
Unvested Restricted Stock Units - Event Based	—	803	(i)	803
Vested Restricted Stock Units - Service Based	249	—		249
Unvested Restricted Stock Units - Service Based	—	44	(i)	44
Unvested Restricted Stock - Service Based	—	140	(i)	140

Total Shares	13,085	20,986		34,071

Net Income (Loss) Per Share Attributable to Evercore Partners Inc. Common Shareholders:
Basic	$(0.04)			$0.07
Diluted	$(0.04)			$0.07

EVERCORE PARTNERS INC.

CONDENSED CONSOLIDATED ADJUSTED PRO FORMA STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2009

(dollars in thousands, except per share data)

(UNAUDITED)

	Evercore Partners Inc. U.S. GAAP	Pro Forma Adjustments		Evercore Partners Inc. Adjusted Pro Forma
REVENUES
Advisory Revenue	$192,431	$(4,347	)(a)	$188,084
Investment Management Revenue	12,514	(3	)(a)	12,511
Other Revenue	18,218	(13,513	)(b)	4,705

TOTAL REVENUES	223,163	(17,863)		205,300
Interest Expense	19,198	(19,198	)(b)	—

NET REVENUES	203,965	1,335		205,300

EXPENSES
Employee Compensation and Benefits	142,817	(4,411	)(c)	138,406
Occupancy and Equipment Rental	10,072	—		10,072
Professional Fees	14,611	(1,957	)(a)	12,654
Travel and Related Expenses	6,500	(2,079	)(a)	4,421
Communications and Information Services	2,715	(60	)(a)	2,655
Depreciation and Amortization	3,353	(1,608	)(d)	1,745
Special Charges	16,138	(16,138	)(e)	—
Acquisition and Transition Costs	712	(712	)(f)	—
Other Operating Expenses	6,243	(254	)(a)	5,989

TOTAL EXPENSES	203,161	(27,219)		175,942

INCOME BEFORE INTEREST EXPENSE ON LONG-TERM DEBT AND INCOME TAXES	804	28,554		29,358
Interest Expense on Long-term Debt	—	5,685	(b)	5,685

INCOME BEFORE INCOME TAXES	804	22,869		23,673
Provision for Income Taxes	7,033	2,924	(g)	9,957

NET INCOME (LOSS)	(6,229)	19,945		13,716
Net Income (Loss) Attributable to Noncontrolling Interest	(3,010)	379	(h)	(2,631)

NET INCOME (LOSS) ATTRIBUTABLE TO EVERCORE PARTNERS INC.	$(3,219)	$19,566		$16,347

Adjusted Class A Common Stock Outstanding
Basic and Diluted Weighted Average Shares of Class A Common Stock Outstanding	13,011	—		13,011
Vested Partnership Units	—	14,771	(i)	14,771
Unvested Partnership Units	—	4,603	(i)	4,603
Vested Restricted Stock Units - Event Based	1,205	(19	)(i)	1,186
Unvested Restricted Stock Units - Event Based	—	743	(i)	743
Vested Restricted Stock Units - Service Based	449	—		449
Unvested Restricted Stock Units - Service Based	—	1,061	(i)	1,061
Unvested Restricted Stock - Service Based	—	107	(i)	107

Total Shares	14,665	21,266		35,931

Net Income (Loss) Per Share Attributable to Evercore Partners Inc. Common Shareholders:
Basic	$(0.22)			$0.45
Diluted	$(0.22)			$0.45

EVERCORE PARTNERS INC.

CONDENSED CONSOLIDATED ADJUSTED PRO FORMA STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2008

(dollars in thousands, except per share data)

(UNAUDITED)

	Evercore Partners Inc. U.S. GAAP	Pro Forma Adjustments		Evercore Partners Inc. Adjusted Pro Forma
REVENUES
Advisory Revenue	$149,870	$(2,534	)(a)	$147,336
Investment Management Revenue	8,665	(627	)(a)	8,038
Other Revenue	24,893	(21,339	)(b)	3,554

TOTAL REVENUES	183,428	(24,500)		158,928
Interest Expense	22,009	(22,009	)(b)	—

NET REVENUES	161,419	(2,491)		158,928

EXPENSES
Employee Compensation and Benefits	112,078	(7,452	)(j)	104,626
Occupancy and Equipment Rental	9,539	—		9,539
Professional Fees	11,746	(2,039	)(a)	9,707
Travel and Related Expenses	7,299	(895	)(a)	6,404
Communications and Information Services	2,309	(44	)(a)	2,265
Depreciation and Amortization	3,164	(1,415	)(d)	1,749
Special Charges	4,132	(4,132	)(e)	—
Acquisition and Transition Costs	—	—		—
Other Operating Expenses	4,015	(183	)(a)	3,832

TOTAL EXPENSES	154,282	(16,160)		138,122

INCOME BEFORE INTEREST EXPENSE ON LONG-TERM DEBT AND INCOME TAXES	7,137	13,669		20,806
Interest Expense on Long-term Debt	—	670	(b)	670

INCOME BEFORE INCOME TAXES	7,137	12,999		20,136
Provision for Income Taxes	3,642	3,952	(g)	7,594

NET INCOME	3,495	9,047		12,542
Net Income Attributable to Noncontrolling Interest	2,872	(2,872	)(h)	—

NET INCOME ATTRIBUTABLE TO EVERCORE PARTNERS INC.	$623	$11,919		$12,542

Adjusted Class A Common Stock Outstanding
Basic and Diluted Weighted Average Shares of Class A Common Stock Outstanding	11,469	113	(i)	11,582
Vested Partnership Units	—	15,188	(i)	15,188
Unvested Partnership Units	77	4,776	(i)	4,853
Vested Restricted Stock Units - Event Based	1,212	(3	)(i)	1,209
Unvested Restricted Stock Units - Event Based	—	803	(i)	803
Vested Restricted Stock Units - Service Based	233	—		233
Unvested Restricted Stock Units - Service Based	38	—		38
Unvested Restricted Stock - Service Based	134	—		134

Total Shares	13,163	20,877		34,040

Net Income Per Share Attributable to Evercore Partners Inc. Common Shareholders:
Basic	$0.05			$0.37
Diluted	$0.05			$0.37

EVERCORE PARTNERS INC.

ADJUSTED PRO FORMA SEGMENT RECONCILIATION TO U.S. GAAP

THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

(dollars in thousands)

(UNAUDITED)

	Three Months Ended September 30, 2009
	Adjusted Pro Forma Basis		Adjustments		U.S. GAAP Basis
	Advisory	Investment Management			Consolidated Results
REVENUES
Advisory Revenue	$71,596	$—	$1,710	(a)	$73,306
Investment Management Revenue	—	9,785	—		9,785
Other Revenue	1,208	793	2,602	(b)	4,603

TOTAL REVENUES	72,804	10,578	4,312		87,694
Interest Expense	—	—	4,498	(b)	4,498

NET REVENUES	72,804	10,578	(186)		83,196

EXPENSES
Employee Compensation and Benefits	41,119	9,574	4,411	(c)	55,104
Non-compensation Costs	8,812	4,701	2,293	(a)(d)	15,806

TOTAL EXPENSES	49,931	14,275	6,704		70,910

Income (Loss) Before Interest Expense on Long-term Debt and Income Taxes	22,873	(3,697)	(6,890)		12,286
Interest Expense on Long-term Debt	1,024	872	(1,896	)(b)	—

Income (Loss) Before Income Taxes	$21,849	$(4,569)	$(4,994)		$12,286

	Three Months Ended September 30, 2008
	Adjusted Pro Forma Basis		Adjustments		U.S. GAAP Basis
	Advisory	Investment Management			Consolidated Results
REVENUES
Advisory Revenue	$50,372	$—	$1,075	(a)	$51,447
Investment Management Revenue	—	3,921	380	(a)	4,301
Other Revenue	1,071	664	8,235	(b)	9,970

TOTAL REVENUES	51,443	4,585	9,690		65,718
Interest Expense	—	—	8,905	(b)	8,905

NET REVENUES	51,443	4,585	785		56,813

EXPENSES
Employee Compensation and Benefits	35,172	5,139	—		40,311
Non-compensation Costs	9,454	1,564	3,614	(a)(d)(e)	14,632

TOTAL EXPENSES	44,626	6,703	3,614		54,943

Income (Loss) Before Interest Expense on Long-term Debt and Income Taxes	6,817	(2,118)	(2,829)		1,870
Interest Expense on Long-term Debt	—	670	(670	)(b)	—

Income (Loss) Before Income Taxes	$6,817	$(2,788)	$(2,159)		$1,870

EVERCORE PARTNERS INC.

ADJUSTED PRO FORMA SEGMENT RECONCILIATION TO U.S. GAAP

NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

(dollars in thousands)

(UNAUDITED)

	Nine Months Ended September 30, 2009
	Adjusted Pro Forma Basis		Adjustments		U.S. GAAP Basis
	Advisory	Investment Management			Consolidated Results
REVENUES
Advisory Revenue	$188,084	$—	$4,347	(a)	$192,431
Investment Management Revenue	—	12,511	3	(a)	12,514
Other Revenue	1,739	2,966	13,513	(b)	18,218

TOTAL REVENUES	189,823	15,477	17,863		223,163
Interest Expense	—	—	19,198	(b)	19,198

NET REVENUES	189,823	15,477	(1,335)		203,965

EXPENSES
Employee Compensation and Benefits	110,013	28,393	4,411	(c)	142,817
Non-compensation Costs	24,571	12,965	22,808	(a)(d)(e)(f)	60,344

TOTAL EXPENSES	134,584	41,358	27,219		203,161

Income (Loss) Before Interest Expense on Long-term Debt and Income Taxes	55,239	(25,881)	(28,554)		804
Interest Expense on Long-term Debt	1,707	3,978	(5,685	)(b)	—

Income (Loss) Before Income Taxes	$53,532	$(29,859)	$(22,869)		$804

	Nine Months Ended September 30, 2008
	Adjusted Pro Forma Basis		Adjustments		U.S. GAAP Basis
	Advisory	Investment Management			Consolidated Results
REVENUES
Advisory Revenue	$147,336	$—	$2,534	(a)	$149,870
Investment Management Revenue	—	8,038	627	(a)	8,665
Other Revenue	2,580	974	21,339	(b)	24,893

TOTAL REVENUES	149,916	9,012	24,500		183,428
Interest Expense	—	—	22,009	(b)	22,009

NET REVENUES	149,916	9,012	2,491		161,419

EXPENSES
Employee Compensation and Benefits	90,403	14,223	7,452	(j)	112,078
Non-compensation Costs	27,432	6,064	8,708	(a)(d)(e)	42,204

TOTAL EXPENSES	117,835	20,287	16,160		154,282

Income (Loss) Before Interest Expense on Long-term Debt and Income Taxes	32,081	(11,275)	(13,669)		7,137
Interest Expense on Long-term Debt	—	670	(670	)(b)	—

Income (Loss) Before Income Taxes	$32,081	$(11,945)	$(12,999)		$7,137

Notes to Unaudited Condensed Consolidated Adjusted Pro Forma Statements of Operations

(a)	The Company has reflected the reclassification of reimbursable expenses and expenses associated with revenue sharing engagements with third parties from revenue.

(b)	Adjusted Pro Forma segment information classifies interest expense on short-term repurchase agreements within the Investment Management segment as Other Revenue, net, whereas U.S. GAAP results reflect this in Interest Expense. Interest Expense on Long-term Debt is presented as a separate line on a segment basis and is included in Interest Expense on a U.S. GAAP Basis.

(c)	The Company incurred expenses for the three and nine months ended September 30, 2009 from the modification of Evercore LP Units, which will vest over a five year period, and the vesting of modified equity awards in conjunction with an offering during the third quarter of 2009.

(d)	Reflects expenses associated with amortization of intangible assets acquired in the Protego, Braveheart, SFS and EAM acquisitions.

(e)	The Company has reflected charges in conjunction with Evercore’s decision to suspend capital raising for ECP and other ongoing strategic cost management initiatives. The charge relates to the expense required to be recorded under U.S. GAAP for stock-based compensation awards that are voluntarily forfeited by employees who remain with the Company. During the second quarter of 2009 employees voluntarily forfeited 416,878 unvested restricted stock units and 250,230 Evercore LP partnership units. The Company has also reflected charges in the first quarter of 2008, as Special Charges in connection with the write-off of certain capitalized costs associated with ECP capital raising initiatives, employee severance, accelerated share-based vesting and facilities costs associated with the closing of the Los Angeles office.

(f)	The Company has reflected Acquisition and Transition Costs for costs incurred in connection with the acquisition of SFS and the formation of ETC. This charge reflects the change in accounting for deal-related costs required by SFAS No. 141(R), Business Combinations, codified under ASC 805, which was effective January 1, 2009.

(g)	Evercore is organized as a series of Limited Liability Companies, Partnerships, a C-Corporation and a Public Corporation and therefore, not all of the Company’s income is subject to corporate level taxes. As a result, adjustments have been made to increase Evercore’s effective tax rate to approximately 42% for the three and nine months ended September 30, 2009. The effects of these adjustments increased the effective tax rate to approximately 44% for the three months ended September 30, 2008 and decreased the effective tax rate to 38% for the nine months ended September 30, 2008. These adjustments assume that the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at the prevailing corporate rates, that all deferred tax assets relating to foreign operations are fully realizable within the structure on a consolidated basis and that adjustments for deferred tax assets related to tax deductions for equity-based compensation awards are made directly to stockholders’ equity. The decrease in the effective tax rate for the nine months ended September 30, 2008 resulted from a discrete net tax benefit that was realized during the quarter. The Company’s effective tax rate would have been 41% excluding that benefit.

(h)	Reflects adjustment to eliminate noncontrolling interest related to all Evercore LP partnership units which are assumed to be converted to Class A common stock.

(i)	Assumes the vesting of all Evercore LP partnership units and restricted stock unit event-based awards and reflects on a weighted average basis, the dilution of unvested service-based awards. In the computation of outstanding common stock equivalents for U.S. GAAP net income per share, the unvested Evercore LP partnership units are anti-dilutive and the event-based restricted stock units are excluded from the calculation.

(j)	Reflects an adjustment for a reduction of compensation expense associated with the issuance of restricted stock to the former shareholders of Braveheart in the first quarter of 2008 as additional deferred consideration pursuant to the Sale and Purchase Agreement associated with the Braveheart acquisition.

Historical Adjusted Pro Forma Results

The below table reflects summarized historical quarterly Adjusted Pro Forma information for 2009 and 2008. We have included the historical Adjusted Pro Forma results in this press release merely as additional information. Historical U.S. GAAP information and a reconciliation from Adjusted Pro Forma for the three months ended June 30, 2009 and 2008 and the three months ended March 31, 2009 and 2008, can be found in our Q2 2009 and Q1 2009 earnings releases furnished to the SEC on July 29, 2009 and April 30, 2009, respectively. Revenues and Non-compensation costs for the fourth quarter of 2008 have been recast to exclude reimbursable client related expenses and expenses associated with third party revenue sharing arrangements.

	Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
REVENUES
Advisory Revenue	$71,596	$68,439	$48,049	$31,085	$50,372	$56,566	$40,398
Investment Management Revenue	9,785	2,160	566	766	3,921	1,702	2,415
Other Revenue, net	2,001	713	1,991	2,607	1,735	597	1,222

NET REVENUES	83,382	71,312	50,606	34,458	56,028	58,865	44,035

EXPENSES
Employee Compensation and Benefits	50,693	51,859	35,854	34,585	40,311	38,512	25,803
Non-compensation Costs	13,513	13,376	10,647	12,309	11,018	10,699	11,779

TOTAL EXPENSES	64,206	65,235	46,501	46,894	51,329	49,211	37,582

Income (Loss) Before Interest Expense on Long-term Debt and Income Taxes	19,176	6,077	4,105	(12,436)	4,699	9,654	6,453
Interest Expense on Long-term Debt	1,896	1,897	1,892	1,884	670	—	—

Income (Loss) Before Income Taxes	17,280	4,180	2,213	(14,320)	4,029	9,654	6,453
Provision (Benefit) for Income Taxes	7,264	1,757	936	(5,831)	1,759	3,877	1,958

Net Income (Loss)	10,016	2,423	1,277	(8,489)	2,270	5,777	4,495
Net Income (Loss) Attributable to Noncontrolling Interest	(976)	(1,127)	(528)	—	—	—	—

Net Income (Loss) Attributable to Evercore Partners Inc.	$10,992	$3,550	$1,805	$(8,489)	$2,270	$5,777	$4,495

Earnings (Loss) Per Share	$0.29	$0.10	$0.05	$(0.25)	$0.07	$0.17	$0.13